                                                                 Exhibit 10.13

That was assessed and signed in Haifa on the 18 of the month of January the year 1999
Between
Mirobin Ltd. H.P. 51 - 170019 - 7
From Yokne'am Ezor Ta'asiyah, Mirobin, building
Hereafter "The Lessor"
On one hand

And between
An. Bais Fibronks Ltd. H.P. 51 - 238 054 - 4
From Yokne'am Ezor Ta'asiyah, Mirobin Building

Hereafter: "The Lessee:
On the other hand




Part 1. Definitions, Obligations, and special provisions.

A. "Rented Property": Right of occupation and tenancy in area of approximately - 669 square meters on the ground floor, in Yokne'am House, industrial area, Nirobin building (hereafter: "Rented Property")

B. "Rental Period": the Lessor leases the Rented Property to the Lessee from February 1, 1999 until September 30, 2003 (clause 4).

C. "Starting date of tenancy": on February 1, 1999

D. Purpose of lease: High-Tech enterprise.

     The Lessee can use the Rented Property only for the purpose that is mentioned above, and not for any other purpose, which is without the consent of the Lessor, in writing and in advance.

E. Basic Rental fees for two months: 9 dollars per square meter - 24.596 shekels.

     Rental fees for the entire period: 1,377,376 Shekels, linked as itemized in the following.

F. Rental fees for the entire period will be paid bi-annually in the sum of 147,576 Shekels each payment as itemized as follows, and that in advance one payment for each half year.

G. Linking: The rental fees are linked to the consumer price index (The base index will be December/1998 as itemized in clause 6 of the contract.)




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H. Fees necessary for clause 20.2: $1,000 linking to the representative rate of exchange, for each late day in vacating the Rented Property.

I. The Lessee is obligated to take care and execute the connection of the electricity and the water for the Rented Property and pay for it, the Lessee will disconnect the electricity and the water to the Rented Property, and the Lessor will pay for the expenses of disconnecting the electricity and the water.

J. Bank Guarantee: In order to assure the fulfillment of all the obligation on the part of the Lessee according to the rental lease, and according to clause
19.2 in particular, the Lessee has to produce a bank guarantee for the entire sum of the rental fees for a period of three years, which is predicated according to this contract. The bank guarantee will be linked to the index according to this contract.

K. Adjustment repairs: The Lessor will build and pay for a dividing wall inside the warehouse on the ground floor to divide the wheelhouse, this wall is marked on the design plan as a yellow line.

The Lessor:                                              The Lessee:
Mirobin  Ltd.                                            An. Bays
(Written in Hebrew and Roman characters)                 Fibronics Ltd.
(illegible handwritten signature)              (illegible handwritten signature)




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[Page 2]

Since the Lessor is the registered owner and/or has the dominion to lease block 11495, lot 11, plot 2, (hereafter: "Property").

Since the Lessor erected a structure on the Property (hereafter: "the Structure"), and the Rented Property are included in it as was defined in clause 2 as follows;

And Since the Lessee declares that he will operate "An approved Enterprise" and is interested in leasing from the Lessor a portion of the structure, which is described hereafter, in a lease that is not protected according to regulations covering tenants rights;

And ince the Lessee is interested in leasing a portion of the Structure to the Lessee Which will operate "An Approved Enterprise" as described hereafter, in a Lease that is not protected according to the tenants rights and its regulations;

And Since the parties desire to define their relationship, their rights and their mutual obligations, all in accordance with and according to the items described in the following contract;:

Therefore it was declared and was conditioned and agreed upon by both parties as follows:

The Introduction
1.1 The stipulations and the declarations in this introduction to the contract are not a separate part of this contract and should be viewed as if they were explicitly a part of it.
1.2 The titles of the clauses were put in for convenience and are not a part of the contract.
1.3 All the addendums and the appendixes are a non separable part of the contract.
1.4 Upon signing this contract, all the lateral declarations and/or obligations and/or exposition that was done by the parties before the signing of this contract are null and void and from its inception.

2.        Description of the Rented property.
2.1 It is an area, approximately 669 square meters on the ground floor of a structure in the industrial area of Yokne'am (hereafter: "Rented Property"). Plans of the Rented Property are marked in a red frame on the attached plan and it will be attached to the contract as addendum A.
2.2       -------------------(Blank)

2.3       Use of the Rented Property




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3.1       The Rented Property will be used during the leasing period according to the contract for the purpose which is detailed in part A clause D above

          And the Lessee is obligated not to use the Rented Property and/or any part of it for other purposes, except for the purpose that is mentioned above, without the written permission and with advance notice of the Lessor.



The Lessor:                                             The Lessee:
Mirobin  Ltd.                                           An. Bays
(Written in Hebrew and Roman characters)                Fibronics Ltd.
(illegible handwritten signature)              (illegible handwritten signature)

[Page 3]


3.2 Should the Lessee fail to pay his rental fees according to the contract for over three consecutive months, the Lessor could view this act or the lack of it, as if the Lessee relinquishes his rights according to the contract and the Lessee (in the event that the Lessor demands), to vacate the Rented Property within three months from the written warning of the Lessor, without affecting the flow of the payment fees, that the Lessee is obligated to pay according to this contract, and especially the rental fees up to the end of the rental period.

3.3 Without taking away from any other rights of the Lessor, the Lessor, within three months as aforesaid in the subsection (3.2) above, has the right to take possession of the Rented Property after he informed in writing to the Lessee of the date he plans to take possession of the Rented Property.

3.4.1 In the event that the Lessor takes legal possession of the property as aforesaid in this contract, the Lessee gives the Lessor irrevocable power of attorney, to take possession or to take out all the property, equipment and the belongings of the Lessee above, Hereafter - "the Belongings", in the presence of two witnesses who will verify by their signing on the list of the Belongings, and he will store them on the account of the Lessee (the Lessee will have to pay for it). Either on the Rented Property or in any other place, and the Lessor will not be responsible in any way for the Belongings. In addition, the Lessor is not responsible for any damage done to the Belongings as a result of this act.

3.4.2 The Lessee, for the purpose of clause 3.2 + clause 3.4.1. gives the Lessor irrevocable power of attorney to sell all the Belongings as he sees fit, and to use the proceeds to cover the expenses of the transportation of the Belongings, their storage, to insure the Belongings, and for the sale of the Belongings and for payment of any sum that the Lessee owes the Lessor according to the conditions of the contract.

3.5 In order to remove any doubt herewith it is declared that holding the Belongings of the Lessee at the Rented Property does not diminish from the rights of the Lessor to act according to this aforesaid in clause 3 including its sub clauses.

THE LEASE PERIOD

4.1 The lease period is for 56 months commencing on February 1, 1999 (hereafter:
"Leasing Date") and ends on September 30, 2003 (hereafter: "Ending Date of Leasing") according to the terms which are specified in this contract. The period starting in the Leasing Period and ending with the Ending Date of Leasing will be referred to as - "the Leasing Period".

5.        ADEQUACY

5.1 Subject to the declaration of the Lessor, that he is not aware of any hidden defects, the Lessee declares that he saw and examined the Rented Property, physically and legally, and agrees to receive the Rented Property in its current condition and taking possession of the Rented Property is an indication of acknowledgement and/or agreement and/or admission on the part of the Lessee that he saw and examined the Rented Property and found it in good condition, proper and fit for use and fits the purpose and is suitable for his aim, subject to the execution of the modifications mentioned in clause 5.2

5.2 In spite of the aforesaid in clause 5.1, in the event that on the day of the giving of possession, a few modifications will be left to do, thus the matter will be recorded in the transferring record, and it will not void in any manner the aforesaid in clause 5.1 that is mentioned above.




The Lessor:                                             The Lessee:
Mirobin  Ltd.                                           An. Bays
(Written in Hebrew and Roman characters)                Fibronics Ltd.
(illegible handwritten signature)              (illegible handwritten signature)


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[Page 4]

6.        RENTAL FEES

6.1 The Lessee will pay the Lessor the rental fees as detailed in part A. (clause 1.5 + 6) The following linkage differentials will be added to the Capital of the rental fees as will be defined in the following:

          Index Means, the consumer price index, including fruits and vegetables that is published by The Central Committee For Statistics. In the event that the index changes its format or will be calculated differently or in the event that it is published by another institution, the Lessor will calculate the rise of the index for the purpose of clause 6, taking into account the changes in the accounting system mentioned above.

          Basic Index The index that was published on January 15, 1999 for December, 1998

          TheNew Index The latest index that will be published at the time before the payment that the Lessee pays the Lessor as he is obligated in this agreement.

          Linkage Differential The difference between the new Index and the basic Index divided by the Basic Index and multiplied by the capital of the rental fees.

6.2 Capital of the Rental fees, plus the linkage differential will be referred to in this agreement as "Rental Fees".
6.3 The Rental Fees plus the value added tax that falls on the payment due date will be paid six months in advance, on the 16th of February and August of every year.

6.4 To avoid any doubt, it is made clear here that the Lessee will pay the full amount of the rental fees for the entire leasing period. If he uses the Rental promises or not.

6.5 The payment of the rental fees or any other payment is due by the Lessee in full and on time, and is an essential condition of this agreement, and failing to pay any payment on its due date, will be viewed as a fundamental breach of the agreement by the Lessee and will award the Lessor all the remedies that were awarded to him according to the agreement and/or by any legal means, including the physical removal of the Lessee from the Rental Property immediately after the delinquency of the payment. In the event that the Lessee corrects the breach within 10 days from the day he received the written warning about it in writing.

6.6 Without affecting the rights of the Lessor from demanding the eviction of the Rented Property and any other measure, if the Lessee does not pay the Lessor




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          the Rental fees and/or any other payment which is due on a specific date by the agreement, the amount of the payment will bear interest in arrears equal to the rate that Discount Bank of Israel, Ltd. charges at that time for approved "over-draft" in a credit-line account. (hereafter: "Delinquent Interest"), plus the Index according to the terms of this agreement.

6.7 In spite of the aforesaid above, a 7 days delinquency in a payment of any sort will not be considered as a fundamental breach, but it will carry delinquent interest as mentioned above plus Index.

6.8 In order to simplify the collection, the Lessee will sign a letter of attorney to the bank in the following version (hereafter: "Letter of attorney". All the sums that appear in this clause will be paid by means of this "Letter of Attorney" by debiting the account of the Lessee at the bank. As long as the Lessee will not vacate the Rental Property, the Lessee will not be permitted, without the written consent of the Lessor, to change or to cancel the Letter of Attorney.

6.9 Without deducting from the aforesaid in clause 6.8, in addition to the Letter Of Attorney, the Lessee will give the Lessor 10 promissory notes signed by him with the signatures of guarantors that will be approved by the Lessor. The promissory notes and their due date will be identical to the Capital of Rental Fees plus the value added tax. Handing over the promissory note is not considered payment of the Capital of the Rental Fees, and only upon full payment of the Rental Fees, according to this agreement, the Promissory notes will be considered paid. The Lessee releases the Lessor from any obligations from holding the promissory note.

The Lessor:                                             The Lessee:
Mirobin  Ltd.                                           An. Bays
(Written in Hebrew and Roman characters)                Fibronics Ltd.
(illegible handwritten signature)              (illegible handwritten signature)




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[Page 5]

6.10 The Lessor is compelled to use the promissory notes only if any payment of the Lessee is not paid in accordance with the Letter of Attorney, the Lessee gives herewith to the Lessor the power of attorney to use the promissory notes in the event that was mentioned above, in accordance with this agreement, the Lessor will give back to the Lessee, against each payment those promissory notes that their total plus the linkage differentials were paid concurrently.

6.11 The powers of attorney that were given by the Lessee to the Lessor as detailed above, are not reversible and are not subject to changes when they relate to the right of the Lessor.

6.12 The Lessee will pay the Lessor value added tax in the value that is set by law on the payment day.

6.13 In addition, the Lessee will pay the linkage differentials for each payment within three days from the payment day, if the bank hasn't executed it according to the Letter of Attorney.

7.        TAXES, COMPULSORY PAYMENTS AND EXPENSES.


7.1 The Lessor is responsible for paying property tax for the Rented Property and any other governmental tax, which is imposed or will be imposed on the property owners.

7.2 The Lessee will be responsible to pay for the Rented Property the following payments, as they relate to the period that commences on the Leasing Date to the end of Lease term and/or the date that this agreement will be terminated, according to the latest date:

7.2.1 All the taxes, municipal tax, compulsory payments which are imposed by law for those who possess properties, including municipal taxes to the local municipality of Yokne'am.

7.2.2 All the current expenses, including but not limited to the expenses mentioned above, for water use, electricity, gas, maintenance fees and telephone use.

7.2.3 Cleaning expenses and maintenance of the mutual property in the structure accordance to the relationship between the area of the Rented Property and the area of the structure.




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7.2.4     Proportional part from the current expense to maintain the structure, such as asphalting, whitewashing, etc, expenses of unique nature will be coordinated in writing and in advance.


7.2.5. If a maintenance company will be established to maintain the mutual property, the Lessee will be obligated to pay proportionally any sum that the maintenance company which maintains or will maintain the mutual property of the structure, (and that will be appointed by the Lessor). (TRANSLATOR NOTE: THE IDEA OF THE CLAUSE IS NOT COMPLETE.)

7.3 In the event that the Lessor is penalized because of the Lessee's action, or inaction, the Lessee must indemnify the Lessor immediately for this including the legal expenses of the Lessor.

7.4 In the event that the Lessee does not pay the fee he is obligated to according to the agreement, the Lessor is permitted, but not obligated to pay the payment instead, and the Lessee will be obligated to repay the payment to the Lessor immediately upon receiving the bill with the itemized expenses as set forth in the conditions in the agreement plus the delinquent Interest as detailed in the agreement.


The Lessor:                                             The Lessee:
Mirobin  Ltd.                                           An. Bays
(Written in Hebrew and Roman characters)                Fibronics Ltd.
(illegible handwritten signature)              (illegible handwritten signature)

[Page 6]


8.        INSURANCE

8.1 The Lessee is obligated to take out a general insurance policy on his account on the Rental Property, (including third party insurance against all risks, including fire, explosion, earthquake, sabotage, acts of war and such for realistic amount of the Rented Property, where the beneficiary is the Lessor, in insuring the contents, the beneficiary will be the Lessee. It is the obligation of the Lessee to precisely fulfill the instructions of the policy, the Lessor has the right to take out a variety of insurance policies in his favor, and this act will not remove from the Lessee the responsibility to insure the Rented Property and its contents.

8.2 The policy must cover all the dangers associated with a common industrial structure, including the additional particular dangers associated with the production and storage of materials that will be used by the Lessee in the Rented Property.

8.3 Without affecting the general content of the above mentioned, the policy will cover the following: fire, lightening, explosion, impact of flying object, sonic sound, civil unrest, strikes, damage in malice, break ins, earthquakes, flood storms, wind storms, water damage, electrical shorts and overheating.

8.4 The accommodating party and the beneficiary of this policy is the Lessor.

8.5 The Lessee is obligated to produce and hand a copy of the insurance policy to the Lessor up to one month before taking occupancy in the Rented Property.

8.6 In the event that the Lessee does not pay the insurance payments which are described above, the Lessor could, but is not obligated to pay these insurance payments on behalf of the Lessee, and the Lessee must pay back those payments upon being presented with the paid receipts.

8.6 [sic] The Lessee could insure himself with additional insurance in which the Lessee is the beneficiary in the insurance policy.

9         TRANSFERRING OF THE RENTED PREMISES OR THE LEASING BY THE LESSOR

          The Lessor is permitted to transfer the Rented Property, including the Lessor's rights according to this agreement in total or partially, to a person or to any entity, without the permission of the Lessee and on condition that the rights of the Lessee will not be affected by that agreement.




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          The Lessee is required to sign any document requested, if requested, in connection of the transfer of the rights of the Lessor in regards to the Rented Property to a third party.


10        THE OBLIGATIONS OF THE LESSEE

          The Lessee is obligated:

10.1 Not to transfer the possession and/or the use of the Rented Property or a part of it and/or not to rent the Rented Property or part of it as sub-leasing or otherwise and/or not to assign or to subjugate and/or to transfer in any other way his right in the Rented Property or part of it, unless he received the written permission in this regard from the Lessor.

10.2 To maintain the Rented Property in a working condition, to keep the Rented Property and its surroundings clean, including and without affecting the general content of the above mentioned, to get rid of all the industrial waste and or any other type of waste from the Rented Property and its surroundings.

10.3 To permit the Lessor or his representative to enter into the Rented Property at any time and any reasonable time and with advance coordination in order to examine the condition of the Rented Property and/or to show the Rented Property to persons or other customers and/or to execute some repairs in the Rented Property.


The Lessor:                                              The Lessee:
Mirobin  Ltd.                                            An. Bays
(Written in Hebrew and Roman characters)                 Fibronics Ltd.
(illegible handwritten signature)               illegible handwritten signature)

[Page 7]


          In order to remove any doubt, it must be clear that the Lessor is not obligated to make any repairs or any other modifications in the Rented Property.

10.4 To abide by and fulfill all the instructions, the laws and by laws, ordinance, rules, and inter cities planning, of any competent authority, that come into force regarding the Rented Property and/or the use of the Rented Property.

10.5 To use the Rented Property in such a way that it will not cause any disturbances and/or discomfort to its neighbors, and in general the Lessee is obligated not to make a great deal of noise, odors and shaking that might disturb other enterprises neighboring the Rented Property.

          In the event of a breach of this clause, in addition to any other right that the Lessor will have in regards to the instructions of this agreement and or in accordance to the law, the Lessor will be able to examine, and/or measure and/or fix, and or any other act that will seem proper from the Lessors point of view, in order to bring the situation into its previous condition and/or the elimination of the problem. All the expenses that will be incurred, will be paid by the Lessee immediately and/or from whoever the Lessor will demand payment.

          The Lessee is obligated herewith to reimburse the Lessor for any sum that was paid by the Lessor according to this clause, including delinquent interest from the day of the payment by the Lessor to the day of the reimbursement by the Lessee. The bills of the Lessor on the amount of the expenditure and of other expenses that are mentioned in this agreement are full proof and the Lessee is required to pay them immediately, after the first request.


10.6 Not to hang and/or erect any signs or markings on parts of the Rented Property and not on any other part of the structure and/or the roof without the written permission of the Lessor, who will have the right to decide upon the size and shape of the signs and the specific place where to place them.

          The Lessor is allowed to remove, at the expense of the Lessee any sign that is placed by the Lessee in violation of the instructions in this clause.

          The Lessee declares that he has no objections to any signs that will be placed on the roof by the Lessor or by any third party, with the permission of the Lessor. Also, the Lessor is allowed to attach signs to the walls of the structures that include the name of the Lessor, his logo and other information pertaining to the Lessor.

10.7 The Lessee will not install any equipment that may cause damage to the Rented Property, and will not place on the floor in the Rented Property weight which is over the limit for which the floor was designed to hold.

10.8 The Lessee is not allowed to use, for his personal use, the public pavements, the roads and any other public place that is outside the Property of the Rented Property, but may use it for the purpose for which those public places were designed for.

11.       OBTAIN PERMITS

11.1 The Lessee is responsible for obtaining the appropriate permits required by the law in order to operate his enterprise.

11.2 The Lessee declares that he is aware of the fact that the Lessor is not responsible in any way to obtain any permits that are required for the purpose of running the business of the Lessee

11.3 If for some reason, the Lessee can not obtain a permit to run his business, the Lessee will not be exempt from paying in full his rental fees up to the end of the Leasing Period in accordance with this agreement.

12.       ELECTRICITY AND WATER

          The Lessee acknowledges that he knows that the supply of electricity and/or water to the Rented Property is subject to his negotiations between the Electric Company and the local authorities, all according to the utility required.

The Lessor:                                             The Lessee:
Mirobin  Ltd.                                           An. Bays
(Written in Hebrew and Roman characters)                Fibronics Ltd.
(illegible handwritten signature)              (illegible handwritten signature)

[Page 8]

12.2 The Lessee declares that not having electricity and/or water service at the Rented Property, will not affect his responsibilities according to this agreement, if the reason for that has nothing to do with the Lessor's doings.

12.3      --------------------------------------(blank)

12.4 Both parties will check and write down the physical condition of the Rented Property, the water and electrical meters on the start day and the vacating day of the Lessee from the Rented Property.


          POSSESSION OF THE RENTED PROPERTY AND REPAIRS


13.1 Both parties agree that the Lessor is responsible to repair at his expense just the damages caused to the exterior walls and to the roof of the structure, excluding whitewashing and lime.

13.2 The other parts of the structure, including the mutual property as it was defined in clause 15 of the following, apparatuses, electrical systems, water and sewer, sanitary appliances, fences and gates that were not mentioned in clause 13.1 above, their maintenance and repair, will be at the expense of the Lessee only. The Lessee will be responsible for and at his own expense also and/or any repair to the Rented Property that is not considered reasonable wear and tear, Wear and tear that is the direct cause of the Lessee in the Rented Property is not considered reasonable wear and tear, and the Lessee is responsible for repairing any damage that was caused as a result of the use of the Rented Property. In any case the Lessee will repair any damage that was caused to the Rented Premise and that its value is not over one hundred dollars for the repair.

13.3 The Lessor will repair in a reasonable amount of time the sections of the Rented Property which are the responsibility of the Lessor to maintain as detailed in clauses 13.1 and 13.2 above, only if the reason for that damage is reasonable wear and tear, and subject to clause 13.4.

13.4 The Lessee will inform the Lessor of any damage caused to any part of the Rented Property, as detailed in clause 13.1 in the above, in a reasonable time and not later than forty eight hours from the time of the discovery of the damage. In the event that the Lessee did not inform the Lessor as aforesaid, the Lessee will have to bear the cost of the additional expenses incurred by the Lessor as a result of not being informed in time. In addition to the above mentioned the Lessee is obligated to inform the Lessor within forty eight hours about any damage that the Rented Property had suffered or to any part of the Rented Property, which is not detailed in clause 13.1 in the above, whether it was caused by him or whether it was caused by someone else (hereafter: "Event".) In case the Lessee did not inform the Lessor within the required period, the Lessee will have to pay for the damages to the Rented Property as detailed in clause
          13.1 in the above mentioned.

13.5 The Lessee is obligated to use the Rented Property in a responsible and careful manner, and to prevent any spoiling or damage to it, and each time that any damage or spoiling occurs to the Rented Property or to whichever part of the Rented Property that he is associated with and/or by his employees and/or his guests and/or by whoever enters the Rented Property with his permission, to immediately repair at his expense any damage or spoiling such as mentioned. In the event that the Lessee does not fulfill this obligation in the clause of this agreement, the Lessor is allowed, without affecting his rights to any remedy or measure, to claim from the Lessee either during the leasing period and even afterwards, the sum or the estimated sum of the repairs, or the estimated expenses of each repair, and this even before the Lessor begins to repair the damaged area or have the damages fixed.



The Lessor:                                             The Lessee:
Mirobin  Ltd.                                           An. Bays
(Written in Hebrew and Roman characters)                Fibronics Ltd.
(illegible handwritten signature)              (illegible handwritten signature)

[Page 9]


14        CHANGES TO THE RENTED PROPERTY

14.1 The Lessee is obligated not to make changes in the Rented Property whatsoever, and in addition not to add or remove any part without getting in advance written permission from the Lessor.

14.2 Any addition or change in the ceiling or in the walls and/or on the floor of the Rented Property and in any other part of the Rented Property, will become part of the Rented Property, and will belong to the Lessor, and the Lessee is required to leave them behind in the Rented Property at the end of the lease period, and is not allowed to request from the Lessor to share the expenses for them, in any event, all those that are mentioned above will not be considered as key money.

14.3 In spite of the aforesaid in the sub-clause 14.2, the Lessor has the right to request from the Lessee at any time until the end of the leasing period to remove and/or clear out all the changes an/or additions and/or the improvements in the Rented Property or part of them, and in this case that the Lessee is required to do so on his own expense, and to return the Rented Property at the end of the leasing period to the condition it was in at the beginning of the leasing period. In the event that the Lessee refuses to do so, the Lessor has the right to do so at the expense of the Lessee. If the Lessee will not pay the Lessor the expenses for the execution of this labor within seven days from the day that this request was presented, the Lessor is allowed to sue for payments, plus delinquency interest.

14.4 The Lessee will pay the Lessor rental fee according to this agreement, even if the leasing period has ended, for the period that was required to return the Rented Premise to its original condition.


15.       JOINT UTILITIES


15.1 The Lessee is allowed to use the joint utilities and other joint facilities, if such exist, (hereafter: "Joint Property") in the building.

15.2 The Lessee will share together with the other tenants in the building, in the maintenance expenses, of cleaning, maintenance of the Joint Property in the building, including the shelter, the gardens, lighting, water, sewer and drainage.

15.3 The Lessee will share the expenses according to clause 15.2 as mentioned above in accordance with the proportional area of the Rented Property to the area of all the units in the building.

15.4 The Lessor will be allowed, according to his explicit point of view to execute those acts according to clause 15 including its sub-clauses, or a number of them, by himself or through someone else, on the condition that the Lessor will announce his intent to the Lessee in writing 30 days in advance.

15.5 Once the Lessor has announced his intention to provide those services as aforesaid in clause 15.4 above, the Lessee will pay to the Lessor any sum that the Lessor will spend for providing those services in accordance to the fixed division in that clause.

15.6 The rule for each sum that the Lessee is required to pay according to this clause, is the same rule that applies to leasing fees for each matter and affair.


The Lessor:                                             The Lessee:
Mirobin  Ltd.                                           An. Bays
(Written in Hebrew and Roman characters)                Fibronics Ltd.
(illegible handwritten signature)              (illegible handwritten signature)

[Page 10]

16        RESPONSIBILITY TOWARDS THIRD PARTY.

16.1 The Lessee is responsible towards the Lessor and towards a third party, for any damage of any kind and type, and whatever the cause might be, and which mentioned overall here without having a closed list. Damage that will occur to any person and/or property, including but without affecting the generality as aforesaid above. - to visitors in the Rented Property, to the employees of the Lessee and to every person that is found within the boundaries of the Rented Property, that resulting from the condition of the Rented Property and/or the equipment that was installed there, and/or the work, the business, the act or the lack of acts that will take place there, and/or the conduct of the Lessee and/or his employees, and/or his clients, and/or his suppliers and/or those who provide services who are within the Rented Property or near by, in service and/or with the permission of the Lessee, whether he is in the Rented Property with permission or if without, whether he is there by chance or for any other reason.

16.2 Without affecting from the instructions in sub-clause 16.1 that is mentioned above, the Lessee is required to use any means possible to abate any claim or request that will be served against the Lessor for any damage as aforesaid in sub-clause 16.1 above, and to compensate the Lessor for the total amount that he will be forced to pay as a result of this claim and/or request as aforesaid and as well for all his other expenses in regards to that, immediately after the first request from the Lessor.

17.       NOT SUBJECT TO THE LANDLORD AND TENANT LAW

17.1 The two parties declare that they know that in accordance with the landlord and tenant law (integrated version) 1972 (hereafter "the Law"), thus the Lessee is not protected, by law and/or other ruling, with all its amendments and/all in general, and this agreement will not be protected by it.

17.2 The Lessee declares here explicitly that he did not pay and/or give, and will not give any type of key money for the Rented Property and/or in connection to it, and therefore the landlord tenant law will not apply to him and/or because of the Rented Property, and/or in the leasing relationship between the parties, and this among others in accordance as aforesaid in the law.

18.       BANK GUARANTEE (clause 1.10.)

18.1 In order to assure all the responsibilities of the Lessee according to this agreement, including and without affecting the rest of the responsibilities of the Lessee, the eviction of the Lessee on time, the payment of any damage that will be incurred to the Rented Property, payments of the rental fees and the other payments that are imposed on the Lessee in accordance with this agreement, the

          Lessee will deposit with the Lessor, as aforesaid in clause 1.10 (INTENTIONAL space) and on the execution of this agreement, a bank guarantee for a period of 40 days after the end of the leasing period and an amount that is no less from the amount of the rental fees for 36 months.

18.2 The bank guarantee that is mentioned above will be realized if the Lessee does not abide by any of his obligations according to this agreement, including if the Lessee does not vacate the Rental Property on time and/or will not pay any payment of the leasing fees and the other payments imposed on him in accordance with this agreement and also if he doesn't pay damages that incurred to the Rental Property.


18.3 The Lessee is required to produce the signature of his managers on a guarantee statement as detailed in clause 28 of this agreement.

19.       REMEDIES

19.1 Without affecting the responsibilities of the Lessee according to this agreement, and the rights of the Lessor to receive any measure or other remedy, this agreement will be considered by the choice of the Lessor as null and void and the rights of the Lessee to occupy the Rental Premise will end immediately and the Lessor is allowed to demand the immediate eviction of the Lessee from the Rented Property in the following occurrences.


The Lessor:                                            The Lessee:
Mirobin  Ltd.                                          An. Bays
(Written in Hebrew and Roman characters)               Fibronics Ltd.
(illegible handwritten signature)             (illegible handwritten signature)

[Page 11]


19.1.1 In the event that the Lessee violates or does not abide by any obligation or by any terms that are included in this agreement.
19.1.2 The Lessee is declared as bankrupt and/or a receiver is appointed for his assets and/ or a liquidator is appointed for him.
19.1.3 The Shareholders made a transfer of rights of their shares in the company of the Lessee, without getting the permission of the Lessor in advance and in writing to transfer the above mentioned, after a proper appeal in advance and in writing, the Lessor would not object to such transfer if it is reasonable in the opinion of attorney M. Matry, and will not affect the securities and the obligations of the Lessee, solely that the guarantors will continue to be the guarantors of the Lessee, as long as the guarantees were not changed to the satisfaction of the Lessor.

19.2 The Lessee is obligated to pay the Lessor Rent for the entire period which is mentioned in the agreement in the event that the Lessee is evicted from the Rented Property before the end of the lease period as a result of breaching a term or an obligation in the agreement, and this also if the Rented Property will be vacated for any other reason because of the Lessee.
19.3 Each party that will breach the agreement will have to compensate the other side for any kind of damage that is caused to the other party as a result of this breach, and this without affecting the rights of the parties for any other measure according to the law and/or this agreement.
19.4 The Lessee declares that he knows that only because of this lease agreement, that he is with a Lessee which is a certified enterprise, an approved enterprise was given to the Lessor and the Lessor is obligated to compensate the Lessor for all damage caused to him, if for any reason the Lessee will withdraw from the fulfillment of this agreement and/or will take any action that will cancel or prevent from the Lessor his status of a certified enterprise.

19.5 Without affecting the rights of each one of the parties to cancel the agreement legally, and/or to bring for any measure and/or any other remedy from this virtue and/or any judgement, in the event that the Lessee will breach any fundamental provision from the provisions of this agreement and does not amend it within 7 days from their inception, the Lessee will have to compensate the Lessor in the sum of $50,000, in new Shekels, according to the representative rate of exchange of that payment date. This sum is a fixed sum as it was agreed in advance, and it is in addition to the right of the Lessor to sue for any other sums for damages when he becomes aware of it.


20.       EVICTION FROM THE RENTED PROPERTY

20.1 The Lessee is obligated to vacate the Rented Property at the end of the leasing period, or if the Lessee breaches the agreement and the Lessor instructs him to vacate the Rented premise prior to the end of the leasing period, according to the earlier date, and to return the Rented Premise to the Lessor vacated, and free of any person or object and in good condition, proper and ready to be used as it was at the time when he received it, excluding the wear and tear that occurred as a result of normal and reasonable use.

20.2 In the event that the Lessee does not vacate the Rented Property, in the manner and the date that he must according to the conditions of this agreement or as a result of canceling it legally by the Lessor, thus, without affecting any other right that the Lessor has legally, and/or according to this contract, the Lessee is required to pay the Lessor, in new Shekels, the sum of $1,000, according to the representative rate exchange of the U.S. dollar that is announced by the Bank Of Israel on the required payment date, for every late day or delinquent day of holding the Rental Premise and not returning it to the Lessor, and it is fixed compensation that was agreed to in advance. This payment according to this clause does not award any right to the Lessee to hold on to the Rented Property.

21.       CANCELLATION OF THE AGREEMENT

21.1 The two parties agree that this agreement will be considered null and void when each of the following which are detailed below will occur:

          1.   If there is a possessory order against the Lessee
          2.   If there is a winding up order against the Lessee.
          3. If a receiver is appointed to handle the property of the Lessee or part of it.


The Lessor:                                             The Lessee:
Mirobin  Ltd.                                           An. Bays
(Written in Hebrew and Roman characters)                Fibronics Ltd.
(illegible handwritten signature)              (illegible handwritten signature)

[Page 12]

The cancellation will go into effect on the very day that the order of repossession against the Lessee is issued, or the motion for the winding up, or the motion to enforce the mortgage and/or the appointment of the property receiver, on the condition that the order which is mentioned above was not cancelled within 45 days from the date that the letter from the company was received.

21.2 In addition to measures that the Lessor is allowed to demand according to this agreement and or by the law without affecting the generality of the above mentioned, the Lessor is allowed to terminate the agreement immediately in the following events that are listed below:

          A. Not producing promissory notes as detailed in clause 6.9 above, and a bank guarantee as detailed in clause 18 above.
          B. Not to produce a letter of attorney or terminating it, as detailed in clause 6.8 above.
          C. Misuse of the Rented Property as mentioned in clause 3 above.
          D. Transfer of rights to use the Rented Property to another, in conflict to the instructions in clause 10.1 that is mentioned above.
          E. Delinquent in payments of any sum that the Lessee is obligated to pay the company within 7 days of the pay date.
          F. Causing disturbances in a manner that can disrupt the businesses neighboring the Rented Property.
          G. Taking any action in conflict with the instructions in clause 14.1 of this agreement as mentioned above.

21.3 Upon announcing the termination of the agreement, the Lessee has to vacate the Rented Property within 15 days from the date of receiving the notice.
21.4 Nothing in this clause can affect the rights of the Lessor according to this agreement or according to the law.

22.       LEGAL EXPENSES AND OTHERS

22.1 It is declared and agreed between the two parties that in the event that the Lessee does not vacate the Rented Property at the end of the leasing period, or after he was informed in writing of the termination of the lease according to clause 21 of this agreement, thus, in addition to all the abiding measures in this agreement and according to the law, the Lessee has to pay all the expenses that the Lessor incurred in pursuing his legal remedies against the Lessee in regards to every hearing or legal suit or in the execution office including fees for the lawyers for the Lessor. (hereafter: "Legal Expenses")

          In order to remove any doubt, the Lessee is required to reimburse the Lessor for all the reasonable expenses that the Lessor incurred in serving the legal suit, and/or for the implementation of the procedures even if those expenses were not approved for payment by the court or the execution office, for one reason or another. The detailed expenses that are mentioned in this clause will be included in the legal expenses of the Lessor and they will be subject to the instructions in clause 22.2 and 22.3 as follows.

22.2 The Lessee will pay the Lessor his legal fees soon after a written request was sent, plus the delinquent interest from the date of the request letter up to the actual payment.
22.3 The two parties agree that the documents of the Lessor will serve as a final proof and will be decisive regarding the amount of legal expenses.

23.       GUARANTEE AND LIABILITY

          The Lessee promises that in order to fulfill his obligation according to this agreement, he will sign a guarantee together with guarantors that will be approved by the Lessor, in the clause that is detailed in clause 28.

24. The two parties agree that all the sums that they owe one another because of this agreement or because of any other reason, will not be used as write-off.

The Lessor:                                             The Lessee:
Mirobin  Ltd.                                           An. Bays
(Written in Hebrew and Roman characters)                Fibronics Ltd.
(illegible handwritten signature)              (illegible handwritten signature)

[Page 13]

25.       It is agreed upon that clauses 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13,
          14, 15, 16, 17, 18, 19, 20, 21, 22, 23, 24 of this agreement will be considered as basic and essential and the breach of any one of them will be considered as an essential breach of this agreement, as this term is explained in the remedies of the contract laws of 1970.

26.       GENERAL PREVISIONS



26.1 The Contract Laws (Remedies for breach of agreement) 1970 will apply on the breach of this contract.
26.2 Any waiving, extension, or concession or abstaining from taking action in general or on time, on the part of the Lessor or the Lessee, will not be viewed as affecting the rights of the Lessor or the Lessee according to this agreement.
26.3 Any changes in the terms of this agreement will be valid only if it was done in writing and was signed by both parties.
26.4 The two parties declare that they studied and read the agreement thoroughly and signed it on their free will when they understood its content.
26.5 The Lessee will bear the stamping sum of this agreement of 5,510 new Shekels and also will share the legal expenses of the Lessor in the writing of this agreement in the sum of 10,000 new Shekels + value added tax, meaning, each party will pay the total of 5,000 new Shekels plus value added tax.
26.6 The two parties agree that the authorized court in Haifa district will be chosen as the only court to handle any matter regarding this agreement.

27       NOTICES

                    The addresses of the two parties for the purpose of this agreement will be as listed in the introduction to this agreement. Any notice that will be sent by registered mail with returned receipt from one party to the other, will be considered as if it was delivered after 72 hours from the sending date, and if it was hand delivered - at the time of the delivery.

          The addresses of both parties as detailed in this agreement will be viewed as their residence for the purpose of delivery of the court documents.

          As evidence the two parties signed

The Lessor:                                             The Lessee:
Mirobin  Ltd.                                           An. Bays
(Written in Hebrew and Roman characters)                Fibronics Ltd.
(illegible handwritten signature)              (illegible handwritten signature)

[Page 14]



GUARANTEE NOTE:

28.       PERSONAL GUARANTEE


We the undersigned:

1.                        I.D.                         From -

2.                        I.D.                         From -

(hereafter: " Managers of the Lessee)



----------------                                       ------------------------




K5Mirobin





The Lessor:                                             The Lessee:
Mirobin  Ltd.                                           An. Bays
(Written in Hebrew and Roman characters)                Fibronics Ltd.
(illegible handwritten signature)              (illegible handwritten signature)



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IN HEBREW AND ROMAN CHARACTERS]

Matry Moshe Law Offices and Notaries Tel: 04-676876.